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Exhibit 10.10

WARRANT FOR PURCHASE OF COMMON STOCK

OF

VETERINARY PET SERVICES, INC.
(a California corporation)

        This certifies that                        , hereinafter referred to as the "holder" for value received and subject to the provisions hereinafter set forth, is entitled to purchase from VETERINARY PET SERVICES, INC. hereinafter referred to as (the "Corporation"),                         (            ) shares of the common stock of the Corporation at $            per share.

        1.    EXERCISE: This Warrant may be exercised by the holder hereof (but only on the conditions hereinafter set forth) as to the whole or any lesser number of whole shares of common stock covered hereby upon surrender of this Warrant with the subscription form attached hereof dully executed at the office of the Corporation, upon payment tot he Corporation of the price hereinabove set forth for the shares so purchased. If this Warrant be exercised in respect of less than all of the shares of the common stock covered hereby, the holder shall be entitled to receive a new Warrant covering the number of shares in respect of which this Warrant shall not have been exercised.

        2.    SERIES: This Warrant is one of a duly authorized issue of Common Stock Purchase Warrants evidencing the right to purchase shares of common stock of the Corporation.

        3.    NON-TRANSFERABILITY: This Warrant is issued subject to the condition that is shall be non-transferable.

        4.    COVENANTS: The above provisions are subject to the following:

        The Warrants represented by this certificate have not been registered under the Securities of 1933. These Warrants have been purchased for investment and not with a view to distribution or resale, and may not be made subject to a security interest, pledged, hypothecated, or otherwise transferred without an effective registration statement for such Warrants under the Securities Act of 1933 or an opinion of counsel for the Corporation that registration is not required under such Act. Any shares issued upon the exercise of this Warrant shall bear the following legend:

  "The shares represented by this Certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be made subject to a security interest, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Corporation that registration is not required under such Act."

  This Warrant shall be void unless exercised by                        .

  Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:	VETERINARY PET SERVICES, INC.

BY:
BY:

SUBSCRIPTION FORM

        TO: VETERINARY PET SERVICES, INC.,                        , California 92807

        The undersigned hereby exercised, according to the terms and conditions thereof of the warrants evidenced by the within Warrant Certificate, and herewith makes payment of the purchase price in full. Kindly issue all shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of shares shall not be all of the shares purchasable under the within Warrant Certificate, please issue a new Warrant Certificate of like tenor for the balance of the remaining shares purchasable hereunder to be delivered to the undersigned at the address stated below.

Dated:	Name:

Address:

Signature:

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  Exhibit 10.10
WARRANT FOR PURCHASE OF COMMON STOCK OF VETERINARY PET SERVICES, INC. (a California corporation)
SUBSCRIPTION FORM